SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              January 8, 1998

                           ROYAL OAK MINES INC.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)

                       Commission File Number 1-4350

ONTARIO, CANADA                            98-0160821
-------------------------------            -------------------------------
(State or other jurisdiction of            (I.R.S. Employer Identification
incorporation or organization)             No.)

c/o Royal Oak Mines (USA) Inc.
5501 Lakeview Drive
Kirkland,  Washington
U.S.A.                                     98033
----------------------------------------   -----------------
Address of principal executive offices)    (Postal/Zip Code)

(425) 822-8992
----------------------------------------
Registrant's telephone number, including area code

Item 5.   Other Events

     On January 8, 1998, the Registrant issued the following press release:

[Royal Oak Mines Inc. Press Release Letterhead]


                      FOR IMMEDIATE RELEASE FROM KIRKLAND

                                January 8, 1998


         Record Date for 11% Senior Subordinated Note Holder Consent


Royal Oak Mines Inc. (TSE and AMEX: RYO) announced today that the record date for obtaining noteholder consent to its recently announced Senior Secured financing has been established at November 30, 1997. Forms of Consent and related documentation have been sent by courier to holders of the 11% Senior Subordinated Notes today. Any noteholders that do not receive a package including a Form of Consent by the close of business Friday, January 9, 1998, should immediately contact:


                    Mr. Nick Volk
                    Royal Oak Mines Inc.
                    5501 Lakeview Drive
                    Kirkland, WA 98033-7314

                    Telephone:     (425) 822-8992
                    Facsimile:     (425) 822-3349

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       ROYAL OAK MINES INC.


Date:     January 8, 1998              By: /s/ James H. Wood
                                       ---------------------
                                       James H. Wood
                                       Chief Financial Officer